Retirement Plan	12 Months Ended
May 31, 2023
Unique Logistics International, Inc. [Member]
Retirement Plan [Line Items]
RETIREMENT PLAN

10. RETIREMENT PLAN

We have two savings plans that qualify under Section 401(k) of the Internal Revenue Code legacy of the predecessor companies. Eligible employees may contribute a portion of their salary into the savings plans, subject to certain limitations. In one of which the Company has the discretionary option of matching employee contributions and in the other the Company matches 20% on the first 100% contribution. In either Plan, employees can contribute 1% to 98% of gross salary up to a maximum permitted by law. The Company recorded expense of $0.01 million and $0.05 million for the year ended May 31, 2023 and 2022, respectively.